EXHIBIT 32.2
CERTIFICATION
I, Lawrence E. Kreider, Jr., Chief Financial Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:
1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, I have executed this Certification this 16th day of March 2009.

/s/LAWRENCE E. KREIDER, JR.
Lawrence E. Kreider, Jr.
Chief Financial Officer